Supplement Dated June 1, 2023
to the Updating Summary Prospectus and Prospectus dated May 1, 2023 for the
Great-West Smart Track® Advisor Variable Annuity contracts issued by
Empower Annuity Insurance Company of America
Variable Annuity-2 Series Account

Supplement Dated June 1, 2023
to the Updating Summary Prospectus and Prospectus dated May 1, 2023 for the
Great-West Smart Track Advisor® Variable Annuity contracts issued by
Empower Life & Annuity Insurance Company of New York
Variable Annuity-2 Series Account of New York

This Supplement amends certain information in your variable annuity contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-877-723-8723.

In the "APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT" section of the Updating Summary Prospectus and Prospectus, the following fund information is removed and replaced by the following:

Asset Allocation	Portfolio Company — Investment Adviser;	Current	Fund Facilitation Fee for FFF	Current Expenses + Fund Facilitation	Average Annual Total Returns (as of 12/31/2022)
Type	Sub-Adviser(s), as applicable	Expenses	Portfolios	Fee	1 Year	5 Year	10 Year
International Equity	Empower Emerging Markets Equity Fund — Investor Class (formerly, Great-West Emerging Markets Equity Fund) — Goldman Sachs Asset Management, L.P.; Lazard Asset Management LLC(1)	1.26%	—	—	-22.34%	—	—

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-877-723-8723. Please keep this Supplement for future reference.